Corporate Presentation March 19, 2018

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward- looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX-007 or FCX-013; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials, including with respect to FCX-007, FCX-013 and our other product candidates; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaboration with Intrexon Corporation; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Investment Highlights 3 •Medical breakthroughs for rare diseases of the skin and connective tissue • Unmet needs with no approved therapies • Significant mortality and morbidity impact on pediatric populations Focus on Rare Skin Diseases • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins locally to the site of disease • Extensive experience culturing dermal fibroblasts, including commercial scale Proprietary Ex-Vivo Gene Modified Fibroblast Platform • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB)  Obtained FDA allowance to initiate enrollment of pediatric patients in Phase 2  Well tolerated safety and positive early trends noted in pharmacology and wound healing • FCX-013 for the treatment of moderate to severe Localized Scleroderma  IND allowed by FDA, expect enrollment to begin 3Q2018 Two Clinical Trial Programs • Regulatory advantages including more frequent communications with FDA, eligibility for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization Multiple FDA Designations • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both FCX-007 and FCX-013 • Existing capacity to serve the U.S. RDEB market Internal Manufacturing Infrastructure

Development Pipeline 4 Program Condition Target Research Pre-Clinical Phase 1/2 Clinical Trials FDA Designations FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) Type VII Collagen FCX-013 Moderate to Severe Localized Scleroderma MMP-1 Research Arthritis and Related Conditions TBD Orphan Drug Rare Pediatric Disease Fast Track Orphan Drug Rare Pediatric Disease Portfolio being developed in collaboration with

5 Our Proprietary Fibroblast Platform Vector FCX-007 autologous dermal fibroblasts in culture Lentiviral vector gene transfer • 3rd generation and self- inactivating • Accommodates large gene constructs • Transduces both dividing and non- dividing cells • Target gene integration for long- term expression of the protein Autologous fibroblasts • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns • Established manufacturing process and regulatory pathway Ex-vivo Gene Modified Cells Delivery Vehicle Viral Vector Ex-Vivo Gene Modified Cells

Personalized Biologics Approach 6

FCX-007 – Recessive Dystrophic Epidermolysis Bullosa FCX-007 is a dermal fibroblast transduced with a lentiviral vector encoded with the gene for type VII collagen Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 7

About RDEB

FIBROCELL

Recessive Dystrophic Epidermolysis Bullosa (RDEB) is a monogenic disease resulting in chronic skin blistering and wounding



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Basement Membrane Zone
Laminin 5/332
Collagen I/III
Anchoring Fibrils-Collagen VII
Fibroblasts
BLISTER

© 2017 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live beyond their 30's[1]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]





Photo credit: Science Photo Library

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FCX-007 Phase 1/2 Clinical Trial Design

FIBROCELL

Title	**A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB)** NCT02810951
Primary Objective	To evaluate the safety of a single intradermal injection session of FCX-007
Secondary Objective	To evaluate wound healing and pharmacology of FCX-007
Investigator Sites	Stanford University School of Medicine and Children's Hospital Colorado
Phase 1 Status	• Four patients enrolled and dosed, continuing follow-up visits through 25 weeks • Next interim data readout expected in 2Q2018
Phase 2 Status	• **Obtained FDA allowance to initiate enrollment of pediatric patients** • Six patients ages seven and older targeted for enrollment • One adult patient enrolled; expect completion of enrollment 3Q2018

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FCX-007 Interim Data Readout • Interim readout of data for three NC1+ adult Phase 1 patients, 12 weeks post- administration • Single injection session of FCX-007 to target wounds or preliminary safety assessment • Five wounds treated over three patients ranging from 4.4cm2 to 13.1cm2 in size • FCX-007 was well tolerated through 12 weeks post-administration No serious adverse events or product related adverse events No replication competent lentivirus (RCL) detected  Low to no autoantibody response detected • Positive early trends noted in pharmacology signals and wound healing • The Data Safety Monitoring Board (DSMB) concluded that safety and potential benefit were established, and allowed continuation of enrollment and dosing 10

FCX-007 Interim Readout: Wound Healing

FIBROCELL

- **Digital images captured and tracings performed**
  - Skin tattoos and transparent overlays used as landmarks
- **Wounds monitored in the study prior to dosing were open at each monitoring visit up to 8 months**
- **A matched size untreated wound for each treated wound on the same patient was also monitored and evaluated**
- **Compared to the baseline measurement collected at Day 0 pre-administration, wounds healing after a single injection session of FCX-007 resulted as follows:**

Post-Baseline Visit	Treated or Untreated Wounds	Percent Healing	Number of Wounds Meeting Criteria
4 weeks	Treated	≥ 75% healed	100% (5/5)
	Untreated	< 25% healed	80% (4/5)
12 weeks	Treated	≥ 70% healed	80% (4/5)*
	Untreated	< 25% healed	80% (4/5)

* Increase in size for one wound from the data set may have potentially destabilized due to biopsy samples collected in the center of the wound bed

Day 0 Pre-Administration **4 Weeks** **12 Weeks**



75% healed **100% healed**

Treated area: 10.3cm²
Right posterior leg

- White arrows denote tracking tattoo
- Dash lines represent target treatment area
- Day 0 pen markings denote injection locations
- 4 week solid lines denote remaining wounded areas

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FCX-007 Interim Readout: Pharmacology

FIBROCELL

- **Variable pharmacology signals detected throughout the data set in each patient for one or more assays through 12 weeks post-administration (qPCR, electron microscopy, immunofluorescence)**
  - Anchoring fibrils have not been detected to date, whereas COL7 mRNA and COL7 protein have been confirmed in multiple patient samples, including one that detected linear expression of COL7
- **Linear expression of COL7 in the basement membrane zone (BMZ) and expression in the dermis detected through 12 weeks post-administration**



Texas Red – C7/fNC1



Texas Red – C7/fNC1 + DAPI + FITC – laminin 332

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FCX-013 – Moderate to Severe Localized Scleroderma FCX-007 is a dermal fibroblast transduced with a lentiviral vector encoded with the gene for MMP-1, under control of the RheoSwitch Therapeutic System® (RTS®) Orphan Drug Designation Rare Pediatric Disease Designation 13

About Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis
- Focus on moderate to severe subtypes
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments:

- Systemic or topical corticosteroids target inflammation
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[5] comprised of different sub-types
  - ~90,000 patients are considered moderate to severe[6]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Moving into Clinical Trials 15 • Product profile  Dermal fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • Activated by an oral ligand (veledimex) • FDA allowed IND • Completed GLP toxicology/biodistribution study  Bleomycin fibrosis model using immunocompromised mice (NOD/SCID)  No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change  No significant vector biodistribution to target organs • Expect to initiate enrollment for a Phase 1/2 clinical study in 3Q2018

FCX-013 Phase 1/2 Clinical Trial Design 16 A Phase 1/2 Study of a Combination of FCX-013 (Genetically-Modified Human Dermal Fibroblasts) plus Veledimex for the Treatment of Moderate to Severe Scleroderma (Morphea) Title To evaluate the safety of a single intradermal injection session of FCX-013Primary Objective To evaluate fibrosis resolution through the following measurements: • Histology • MRI, ultrasound and durometry • Various scale assessments Secondary Objectives • 10 (approximately 5 per Phase) • Staggered enrollment for first 3 adults • Starting with adult patients; addition of pediatric patients after submission and approval of safety and activity data from adult patients to FDA and the DSMB Number of Patients Initiate enrollment of Phase 1 adult patients in 3Q2018Status

FCX-013 Proof-of-Concept Study 17 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

Fibrocell’s existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 and FCX-013 • ~13,000 square foot facility includes:  Cleanroom for cell culture manufacturing  On-site quality control testing laboratories  Cryogenic storage Warehouse and distribution areas  Centrally monitored • Previous experience with commercial cell therapy manufacturing • Site for remaining clinical and future commercial manufacture of FCX-007 and FCX-013 • Existing capacity to serve the U.S. RDEB market commercially • In-house manufacturing expertise for fibroblast-based autologous cell and gene therapy products • Multiple site inspections by FDA Manufacturing Experience and Solutions 18

2Q2018 Interim Phase 1 data readout and trial update Dose first Phase 2 patient FCX-007 Anticipated Milestones 2018-2019 January 2018 FDA allowance of pediatric patient enrollment in Phase 2 March 2018 FDA allowance of IND 3Q2018 Complete enrollment of Phase 2 patients 3Q2018 Initiate enrollment of Phase 1 patients 1Q2019 Interim data readout and trial update FCX-007 FCX-013 Category Amount Cash at December 31, 2017 $17.4M Share Count (Outstanding/Fully Diluted) 28.3M/63.6M as of February 28, 2018 Cash Runway Cash into 1Q2019 19

Investment Highlights 20 •Medical breakthroughs for rare diseases of the skin and connective tissue • Unmet needs with no approved therapies • Significant mortality and morbidity impact on pediatric populations Focus on Rare Skin Diseases • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins locally to the site of disease • Extensive experience culturing dermal fibroblasts, including commercial scale Proprietary Ex-Vivo Gene Modified Fibroblast Platform • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB)  Obtained FDA allowance to initiate enrollment of pediatric patients in Phase 2  Well tolerated safety and positive early trends noted in pharmacology and wound healing • FCX-013 for the treatment of moderate to severe Localized Scleroderma  IND allowed by FDA, expect enrollment to begin 3Q2018 Two Clinical Trial Programs • Regulatory advantages including more frequent communications with FDA, eligibility for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization Multiple FDA Designations • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both FCX-007 and FCX-013 • Existing capacity to serve the U.S. RDEB market Internal Manufacturing Infrastructure

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is-eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 21